                                                     Exhibit 99.5
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 --------------------------------------
 CASE NAME: KITTY HAWK CARGO, INC.                    ACCRUAL BASIS
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
 --------------------------------------

 --------------------------------------
 JUDGE: BARBARA J. HOUSER
 --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE PARTY:

 /s/ Drew Keith                               CHIEF FINANCIAL OFFICER
 ------------------------------------------   ----------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

 DREW KEITH                                               8/20/2002
 ------------------------------------------   ----------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                          DATE

 PREPARER:

 /s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
 ------------------------------------------   ----------------------------------
 ORIGINAL SIGNATURE OF PREPARER                             TITLE

 KEVIN K. CRAIG                                           8/20/2002
 ------------------------------------------   ----------------------------------
 PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   ---------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC                              ACCRUAL BASIS-1
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42145-BJH-11                  02/13/95, RWD, 2/96
   ---------------------------------------

   ---------------------------------------

   COMPARATIVE BALANCE SHEET
   -----------------------------------------------------------------------------------------------------------------
                                                SCHEDULE             MONTH              MONTH             MONTH
                                                            --------------------------------------------------------
   ASSETS                                         AMOUNT          JULY, 2002        AUGUST, 2002    SEPTEMBER, 2002
   -----------------------------------------------------------------------------------------------------------------
   1.     UNRESTRICTED CASH                                      $      5,850                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   2.     RESTRICTED CASH                                        $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   3.     TOTAL CASH                          $          0       $      5,850                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   4.     ACCOUNTS RECEIVABLE (NET)           $ 41,314,895       $ 18,559,000                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   5.     INVENTORY                                                        $0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   6.     NOTES RECEIVABLE                                                 $0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   7.     PREPAID EXPENSES                    $     35,445                 $0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH  LIST)                $102,257,281        ($2,124,542)               $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   9.     TOTAL CURRENT ASSETS                $143,607,621       $ 16,440,308                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   10.    PROPERTY, PLANT & EQUIPMENT         $  2,455,211       $  4,699,433                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   11.    LESS: ACCUMULATED
          DEPRECIATION/DEPLETION                                 $  3,335,823                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   12.    NET PROPERTY, PLANT &
          EQUIPMENT                           $  2,455,211       $  1,363,610                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   13.    DUE FROM INSIDERS                                      $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   14.    OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                             $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   15.    OTHER (ATTACH LIST)                                    $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   16.    TOTAL ASSETS                        $146,062,832       $ 17,803,918                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
   17.    ACCOUNTS PAYABLE                                       $    249,068                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   18.    TAXES PAYABLE                                          $    306,002                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   19.    NOTES PAYABLE                                          $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   20.    PROFESSIONAL FEES                                      $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   21.    SECURED DEBT                                           $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   22.    OTHER (ATTACH LIST)                                    ($20,534,580)               $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   23.    TOTAL POSTPETITION
          LIABILITIES                                            ($19,979,510)               $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -----------------------------------------------------------------------------------------------------------------
   24.    SECURED DEBT                                           $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   25.    PRIORITY DEBT                       $    496,687       $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   26.    UNSECURED DEBT                      $ 78,864,376       $  5,201,988                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   27.    OTHER (ATTACH LIST)                                    $  4,783,901                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   28.    TOTAL PREPETITION LIABILITIES       $79,361,063        $  9,985,889                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   29.    TOTAL LIABILITIES                   $ 79,361,063        ($9,993,621)               $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   EQUITY
   -----------------------------------------------------------------------------------------------------------------
   30.    PREPETITION OWNERS' EQUITY                             $ 61,741,245                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   31.    POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                       ($33,943,706)               $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   32.    DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                   $          0                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   33.    TOTAL EQUITY                        $          0       $ 27,797,539                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
   34.    TOTAL LIABILITIES &
          OWNERS' EQUITY                      $ 79,361,063       $ 17,803,918                $0                 $0
   -----------------------------------------------------------------------------------------------------------------
                                                                 $          0                $0                 $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                    Monthly Operating Report

  -------------------------------------------
  CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-2
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
  -------------------------------------------

  --------------------------------------
  INCOME STATEMENT
  -----------------------------------------------------------------------------------------------
                                               MONTH        MONTH        MONTH          QUARTER
                                            ----------------------------------------
  REVENUES                                  JULY, 2002  AUGUST, 2002 SEPTEMBER, 2002     TOTAL
  -----------------------------------------------------------------------------------------------
  1.   GROSS REVENUES                       $8,951,026            $0              $0   $8,951,026
  -----------------------------------------------------------------------------------------------
  2.   LESS: RETURNS & DISCOUNTS            $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  3.   NET REVENUE                          $8,951,026            $0              $0   $8,951,026
  -----------------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  -----------------------------------------------------------------------------------------------
  4.   MATERIAL                             $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  5.   DIRECT LABOR                         $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  6.   DIRECT OVERHEAD                      $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  7.   TOTAL COST OF GOODS SOLD             $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  8.   GROSS PROFIT                         $8,951,026            $0              $0   $8,951,026
  -----------------------------------------------------------------------------------------------
  OPERATING EXPENSES
  -----------------------------------------------------------------------------------------------
  9.   OFFICER / INSIDER COMPENSATION       $   13,333            $0              $0   $   13,333
  -----------------------------------------------------------------------------------------------
  10.  SELLING & MARKETING                  $    3,628            $0              $0   $    3,628
  -----------------------------------------------------------------------------------------------
  11.  GENERAL & ADMINISTRATIVE             $1,494,793            $0              $0   $1,494,793
  -----------------------------------------------------------------------------------------------
  12.  RENT & LEASE                         $  312,702            $0              $0   $  312,702
  -----------------------------------------------------------------------------------------------
  13.  OTHER (ATTACH LIST)                  $7,979,154            $0              $0   $7,979,154
  -----------------------------------------------------------------------------------------------
  14.  TOTAL OPERATING EXPENSES             $9,803,610            $0              $0   $9,803,610
  -----------------------------------------------------------------------------------------------
  15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                      ($852,584)           $0              $0    ($852,584)
  -----------------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  -----------------------------------------------------------------------------------------------
  16.  NON-OPERATING INCOME (ATT. LIST)       ($10,403)           $0              $0     ($10,403)
  -----------------------------------------------------------------------------------------------
  17.  NON-OPERATING EXPENSE (ATT. LIST)    $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  18.  INTEREST EXPENSE                     $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  19.  DEPRECIATION / DEPLETION             $   46,988            $0              $0   $   46,988
  -----------------------------------------------------------------------------------------------
  20.  AMORTIZATION                         $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  21.  OTHER (ATTACH LIST)                     ($1,588)           $0              $0      ($1,588)
  -----------------------------------------------------------------------------------------------
  22.  NET OTHER INCOME & EXPENSES          $   34,997            $0              $0   $   34,997
  -----------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------
  23.  PROFESSIONAL FEES                    $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  24.  U.S. TRUSTEE FEES                    $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                  $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  26.  TOTAL REORGANIZATION EXPENSES        $        0            $0              $0   $        0
  -----------------------------------------------------------------------------------------------
  27.  INCOME TAX                            ($355,032)           $0              $0    ($355,032)
  -----------------------------------------------------------------------------------------------
  28.  NET PROFIT (LOSS)                     ($532,549)           $0              $0    ($532,549)
  -----------------------------------------------------------------------------------------------
                                            $        0            $0              $0

================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   -------------------------------------
   CASE NAME: KITTY HAWK CARGO, INC              ACCRUAL BASIS-3
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
   -------------------------------------

   --------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                          MONTH          MONTH         MONTH          QUARTER
                                          --------------------------------------------
   DISBURSEMENTS                            JULY, 2002   AUGUST, 2002  SEPTEMBER, 2002     TOTAL
   --------------------------------------------------------------------------------------------------
   1.  CASH - BEGINNING OF MONTH          $      5,850   $      5,850  $         5,850  $      5,850
   --------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   --------------------------------------------------------------------------------------------------
   2.  CASH SALES                         $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   --------------------------------------------------------------------------------------------------
   3.  PREPETITION                        $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   4.  POSTPETITION                       $  5,628,733   $          0  $             0  $  5,628,733
   --------------------------------------------------------------------------------------------------
   5.  TOTAL OPERATING RECEIPTS           $  5,628,733   $          0  $             0  $  5,628,733
   --------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   --------------------------------------------------------------------------------------------------
   6.  LOANS & ADVANCES (ATTACH LIST)     $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   7.  SALE OF ASSETS                     $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   8.  OTHER (ATTACH LIST)                 ($5,628,733)  $          0  $             0   ($5,628,733)
   --------------------------------------------------------------------------------------------------
   9.  TOTAL NON-OPERATING RECEIPTS        ($5,628,733)  $          0  $             0   ($5,628,733)
   --------------------------------------------------------------------------------------------------
   10. TOTAL RECEIPTS                     $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   11. TOTAL CASH AVAILABLE               $      5,850   $      5,850  $         5,850  $      5,850
   --------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   --------------------------------------------------------------------------------------------------
   12. NET PAYROLL                        $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   13. PAYROLL TAXES PAID                 $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   14. SALES, USE & OTHER TAXES PAID      $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   15. SECURED / RENTAL / LEASES          $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   16. UTILITIES                          $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   17. INSURANCE                          $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   18. INVENTORY PURCHASES                $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   19. VEHICLE EXPENSES                   $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   20. TRAVEL                             $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   21. ENTERTAINMENT                      $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   22. REPAIRS & MAINTENANCE              $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   23. SUPPLIES                           $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   24. ADVERTISING                        $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   25. OTHER (ATTACH LIST)                $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   26. TOTAL OPERATING DISBURSEMENTS      $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   --------------------------------------------------------------------------------------------------
   27. PROFESSIONAL FEES                  $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   28. U.S. TRUSTEE FEES                  $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   29. OTHER (ATTACH LIST)                $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   30. TOTAL REORGANIZATION EXPENSES      $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   31. TOTAL DISBURSEMENTS                $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   32. NET CASH FLOW                      $          0   $          0  $             0  $          0
   --------------------------------------------------------------------------------------------------
   33. CASH - END OF MONTH                $      5,850   $      5,850  $         5,850  $      5,850
   --------------------------------------------------------------------------------------------------
                                          $          0

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   -------------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC                      ACCRUAL BASIS-4
   -------------------------------------------

   -------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE         MONTH           MONTH           MONTH
                                                                   -----------------------------------------------
      ACCOUNTS RECEIVABLE AGING                        AMOUNT         JULY, 2002   AUGUST, 2002   SEPTEMBER, 2002
   ---------------------------------------------------------------------------------------------------------------
      1.   0-30                                        $21,518,319    $11,363,300              $0              $0
   ---------------------------------------------------------------------------------------------------------------
      2.   31-60                                       $14,127,296    $    49,464              $0              $0
   ---------------------------------------------------------------------------------------------------------------
      3.   61-90                                       $ 2,070,404    $    21,729              $0              $0
   ---------------------------------------------------------------------------------------------------------------
      4.   91+                                         $ 3,598,876    $ 5,653,524              $0              $0
   ---------------------------------------------------------------------------------------------------------------
      5.   TOTAL ACCOUNTS RECEIVABLE                   $41,314,895    $17,088,017              $0              $0
   ---------------------------------------------------------------------------------------------------------------
      6.   AMOUNT CONSIDERED UNCOLLECTIBLE
   ---------------------------------------------------------------------------------------------------------------
      7.   ACCOUNTS RECEIVABLE (NET)                   $41,314,895    $17,088,017              $0              $0
   ---------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                          MONTH: JULY, 2002
                                                                               -----------------------------------

   ---------------------------------------------------------------------------------------------------------------
                                        0-30            31-60          61-90            91+
      TAXES PAYABLE                     DAYS            DAYS            DAYS           DAYS            TOTAL
   ---------------------------------------------------------------------------------------------------------------
      1.   FEDERAL                        $306,002                                                       $306,002
   ---------------------------------------------------------------------------------------------------------------
      2.   STATE                                                                                         $      0
   ---------------------------------------------------------------------------------------------------------------
      3.   LOCAL                                                                                         $      0
   ---------------------------------------------------------------------------------------------------------------
      4.   OTHER (ATTACH LIST)                                                                           $      0
   ---------------------------------------------------------------------------------------------------------------
      5.   TOTAL TAXES PAYABLE            $306,002            $  0           $  0          $    0        $306,002
   ---------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------
      6.   ACCOUNTS PAYABLE               $253,116           ($312)          $376         ($4,112)       $249,068
   ---------------------------------------------------------------------------------------------------------------

                                                                                                         $      0

   ------------------------------------------------

      STATUS OF POSTPETITION TAXES                                      MONTH: JULY, 2002
                                                                               -----------------------------------

   ---------------------------------------------------------------------------------------------------------------
                                                      BEGINNING        AMOUNT                         ENDING
                                                         TAX       WITHHELD AND/      AMOUNT            TAX
      FEDERAL                                        LIABILITY*      OR ACCRUED        PAID          LIABILITY
   ---------------------------------------------------------------------------------------------------------------
      1.   WITHHOLDING**                                  $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      2.   FICA-EMPLOYEE**                                $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      3.   FICA-EMPLOYER**                                $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      4.   UNEMPLOYMENT                                   $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      5.   INCOME                                         $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      6.   OTHER (ATTACH LIST)                            $270,083       $549,122        $513,203        $306,002
   ---------------------------------------------------------------------------------------------------------------
      7.   TOTAL FEDERAL TAXES                            $270,083       $549,122        $513,203        $306,002
   ---------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
   ---------------------------------------------------------------------------------------------------------------
      8.   WITHHOLDING                                    $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      9.   SALES                                          $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      10.  EXCISE                                         $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      11.  UNEMPLOYMENT                                   $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      12.  REAL PROPERTY                                  $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      13.  PERSONAL PROPERTY                              $      0                                       $      0
   ----------------------------------------------------------------------------------------------------------------
      14.  OTHER (ATTACH LIST)                            $      0                                       $      0
   ---------------------------------------------------------------------------------------------------------------
      15.  TOTAL STATE & LOCAL                            $      0       $      0        $      0        $      0
   ---------------------------------------------------------------------------------------------------------------
      16.  TOTAL TAXES                                    $270,083       $549,122        $513,203        $306,002
   ---------------------------------------------------------------------------------------------------------------
                                                                                                         $      0

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   -------------------------------------------
    CASE NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-5
   -------------------------------------------

   -------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
   -------------------------------------------

    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: JULY, 2002
                                                                  -----------------------------------------------
   -------------------------------------------
      BANK  RECONCILIATIONS

                                                    Account #1      Account #2       Account #3
   --------------------------------------------------------------------------------------------------------------
      A.          BANK:                           Bank One
   ----------------------------------------------------------------------------------------------
      B.          ACCOUNT NUMBER:                     1559691298                                       TOTAL
   ----------------------------------------------------------------------------------------------
      C.          PURPOSE (TYPE):               Operations Account
   --------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                      $0                                                $0
   --------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                $0                                                $0
   --------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                    $0                                                $0
   --------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                         $0                                                $0
   --------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                     $0              $0               $0               $0
   --------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN
   --------------------------------------------------------------------------------------------------------------

   -------------------------------------------
      INVESTMENT ACCOUNTS

   --------------------------------------------------------------------------------------------------------------
                                                     DATE OF          TYPE OF         PURCHASE         CURRENT
      BANK,  ACCOUNT  NAME  &  NUMBER                PURCHASE       INSTRUMENT         PRICE            VALUE
   --------------------------------------------------------------------------------------------------------------
      7.    N/A
   --------------------------------------------------------------------------------------------------------------
      8.
   --------------------------------------------------------------------------------------------------------------
      9.
   --------------------------------------------------------------------------------------------------------------
      10.
   --------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                 $0               $0
   --------------------------------------------------------------------------------------------------------------

   -------------------------------------------
      CASH

   --------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                               $5,850
   --------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                      $5,850
   --------------------------------------------------------------------------------------------------------------
                                                                                                           $    0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     --------------------------------------------
     CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-6
     --------------------------------------------

     --------------------------------------------
     CASE NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
     --------------------------------------------

                                                       MONTH:  JULY, 2002

     --------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     --------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------
                              INSIDERS
     ----------------------------------------------------------
                            TYPE OF      AMOUNT    TOTAL PAID
                 NAME       PAYMENT       PAID       TO DATE
     ----------------------------------------------------------
     1. Toby Skaar          Salary       $13,333    $421,288
     ----------------------------------------------------------
     2.
     ----------------------------------------------------------
     3.
     ----------------------------------------------------------
     4.
     ----------------------------------------------------------
     5.
     ----------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                      $13,333    $421,288
     ----------------------------------------------------------

     ------------------------------------------------------------------------------------------
                                  PROFESSIONALS
     ------------------------------------------------------------------------------------------
                            DATE OF COURT                                              TOTAL
                         ORDER AUTHORIZING     AMOUNT        AMOUNT     TOTAL PAID    INCURRED
             NAME              PAYMENT        APPROVED        PAID       TO DATE      & UNPAID*
     ------------------------------------------------------------------------------------------
     1. SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
     ------------------------------------------------------------------------------------------
     2.
     ------------------------------------------------------------------------------------------
     3.
     ------------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                           $0          $0           $0           $0
     ------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------
                                                           SCHEDULED     AMOUNTS
                                                            MONTHLY        PAID         TOTAL
                                                           PAYMENTS       DURING        UNPAID
              NAME OF CREDITOR                               DUE          MONTH      POSTPETITION
     ----------------------------------------------------------------------------------------------
     1. National City Bank & Ft Wayne - Allen County       $184,377      $ 99,990     $1,097,037*
     ----------------------------------------------------------------------------------------------
     2. Ridgely - City of Philadelphia - PHL               $ 34,447      $ 34,447     $        0
     ----------------------------------------------------------------------------------------------
     3. Continental Airlines - EWR                         $ 21,762      $ 21,762     $        0
     ----------------------------------------------------------------------------------------------
     4. City of Los Angeles - LAX                          $ 93,284      $ 93,284     $  139,624**
     ----------------------------------------------------------------------------------------------
     5. Airport Group Int'l - ATL                          $ 11,200      $ 11,200      $       0
     ----------------------------------------------------------------------------------------------
     6. TOTAL                                              $345,070      $260,683     $1,236,661
     ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

      --------------------------------------
      CASE NAME: KITTY HAWK CARGO, INC           ACCRUAL BASIS-7
      --------------------------------------

      --------------------------------------
      CASE NUMBER: 400-42145-BJH-11                    02/13/95, RWD, 2/96
      --------------------------------------

                                                  MONTH: JULY, 2002
                                                         -----------------------

      ------------------------------------
      QUESTIONNAIRE

      ---------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
      ---------------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                X
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                              X
           OTHER THAN A DEBTOR IN POSSESSION  ACCOUNT?
      ---------------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                       X
           LOANS) DUE FROM RELATED PARTIES?
      ---------------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                      X
           THIS REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                            X
           DEBTOR FROM ANY PARTY?
      ---------------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
      ---------------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                          X
           PAST DUE?
      ---------------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
      ---------------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
      ---------------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                              X
           DELINQUENT?
      ---------------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                             X
           REPORTING PERIOD?
      ---------------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
      ---------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      -----                  ----------------------------------------------------------------------------------
      1a.)  $1,588 Gain on sale & disposition of miscellaneous assets
      ---------------------------------------------------------------------------------------------------------

      ------------------------------------
      INSURANCE
      ---------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
      ---------------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                          X
           NECESSARY INSURANCE COVERAGES IN EFFECT?
      ---------------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
      ---------------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      ---------------------------------------------------------------------------------------------------------

      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------
                                                INSTALLMENT PAYMENTS
      ---------------------------------------------------------------------------------------------------------
                TYPE OF                                                                    PAYMENT AMOUNT
                 POLICY                    CARRIER            PERIOD COVERED                & FREQUENCY
      ---------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------
           SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ------------------------------------------
    CASE NAME: Kitty Hawk Cargo, Inc.                    FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42145-BJH-11                        ACCRUAL BASIS
    ------------------------------------------

                                          MONTH:              JULY, 2002
                                               ---------------------------------

    ---------------------------------------------------------------------------------------------------------------------
       ACCRUAL BASIS       LINE
       FORM NUMBER        NUMBER                      FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            6                         All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------------
                                        Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------------
                                        Company). Refer to Case # 400-42141-BJH-11
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            7                         All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------------
                                        400-42141-BJH-11.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            3                  3      The current general ledger system is not able to provide a detail of
    ---------------------------------------------------------------------------------------------------------------------
                                        customer cash receipts segregated by prepetion accounts receivable
    ---------------------------------------------------------------------------------------------------------------------
                                        and post petition accounts receivable. Therefore, cash receipts
    ---------------------------------------------------------------------------------------------------------------------
                                        is provided in total for the month.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            3                  8      All cash received into the Company cash accounts is swept
    ---------------------------------------------------------------------------------------------------------------------
                                        each night to Kitty Hawk, Inc. Master Account (see Case
    ---------------------------------------------------------------------------------------------------------------------
                                        #400-42141-BJH-11).
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            3                 31      All disbursements (either by wire transfer or check), including payroll are
    ---------------------------------------------------------------------------------------------------------------------
                                        disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ---------------------------------------------------------------------------------------------------------------------
                                        account.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            4                  6      All assessment of uncollectible accounts receivable are done
    ---------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. Refer to Case #400-42141-BJH-11. All reserves
    ---------------------------------------------------------------------------------------------------------------------
                                        are recorded at Inc. and pushed down to Inc.'s subsidiaries
    ---------------------------------------------------------------------------------------------------------------------
                                        as deemed necessary.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            4                  7      The A/R aging does not reconcile to the general ledger due to historical
    ---------------------------------------------------------------------------------------------------------------------
                                        system problems. In addition, A/R aging is for Trade A/R only.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            4                  6      Accounts payable on the aging are in the 60 and 90 day categories due to wire
    ---------------------------------------------------------------------------------------------------------------------
                                        transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141-BJH-11) A/P
    ---------------------------------------------------------------------------------------------------------------------
                                        aging and invoices on Kitty Hawk Cargo Aging. Company is working on
    ---------------------------------------------------------------------------------------------------------------------
                                        clearing these items.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            4                  1      Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
    ---------------------------------------------------------------------------------------------------------------------
                                        Aircargo's payroll in January, 2001 (case #400-42142-BJH-11)
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            6              Insiders   Payments to insiders include a portion of the Court approved retention
    ---------------------------------------------------------------------------------------------------------------------
                                        payments in the month of January.
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            6               Leases    FWA Building Rent Deferred By Agreement with National City Bank, Pymt =1/2 mo
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
            6               Leases    LAX Building Rent was retro-billed with monthly increase of $17,453 (6/01-5/02)
    ---------------------------------------------------------------------------------------------------------------------
                                        Payments for retro amount to be made in the 3 monthly installments (July - Sept).
    ---------------------------------------------------------------------------------------------------------------------

    CASE NAME: KITTY HAWK CARGO, INC

    CASE NUMBER:  400-42145-BJH-11

    Details of Other Items                                     JULY, 2002

    ACCRUAL BASIS-1

    8.  OTHER (ATTACH LIST)                                      $ (2,124,542)Reported
                                                          --------------------
           Net of all I/C Accts Receivable/Payable                 (4,693,349)
           Intangibles - Other                                        154,458
           Note Receivable - AFL                                    2,070,017
           Pre-Paid Insurance                                               -
           Pre-Paid Misc                                               40,884
           Deposits                                                   303,448
                                                          --------------------
                                                                   (2,124,542)Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------


    22. OTHER (ATTACH LIST)                                     $ (20,534,580)Reported
                                                          --------------------
           Accrued Liabilities                                      2,179,773
           Accrued Salaries & PR Taxes                                      -
           Less:  FET Taxes Payable (Line 18)                         306,002
           Post-petition Fed Inc Tax                              (23,020,355)
                                                          --------------------
              *** FET recorded in Taxes Payable                   (20,534,580)Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------


    27. OTHER (ATTACH LIST)                                       $ 4,783,901 Reported
                                                          --------------------
           Pre-petition Fed Inc Tax                                 4,018,643
           Pre-petition Deposits                                      479,840
           Pre-petition Taxes Other                                         -
           Pre-petition Accrued Liabilities                           285,418
                                                          --------------------
                                                                    4,783,901 Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------


    ACCRUAL BASIS-2

    13. OTHER (ATTACH LIST)                                        $7,979,154 Reported
                                                          --------------------
             Aircraft Costs                                           317,476
             I/C Aircraft Costs (KHA)                               3,563,056
             KHC Ground Handling (Operations Payroll)                 717,716
             Outstation Ground Handling                               960,167
             Trucking Costs                                           348,376
             Fuel                                                   1,986,299
             Contract Labor                                                 -
             Other                                                     86,064
                                                          --------------------
                                                                    7,979,154 Detail
                                                          --------------------
                                                                            - Difference

    16  NON-OPERATING INCOME (ATTACH LIST)                           ($10,403)Reported
                                                          --------------------
           Interest Income                                            (10,403)Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------


    21  OTHER (ATTACH LIST)                                           ($1,588)Reported
                                                          --------------------
           Gain/Loss on Sale of Assets                                 (1,588)Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------

    ACCRUAL BASIS-3

    8.  OTHER (ATTACH LIST)                                        (5,628,733)Reported
                                                          --------------------
           Transfer to Inc - all money sweeps                      (5,628,733)Detail
                                                          --------------------
              to KH Inc. Case #400-42141-BJH-11                             - Difference
                                                          --------------------


    ACCRUAL BASIS-4

    6.  OTHER (ATTACH LIST)                                           306,002 Reported
                                                          --------------------
           FET (720) 06/16-30/02 Pd 07/03                            (316,094)
           FET (720) 07/01-15/02 Pd 07/18                             197,109
           FET (720) Refunds - Reconciling Items Fuel Cr               22,649
           FET (720) Refunds - Reconciling Item Surf Air               49,986

           FET (720) 07/16-31/02                                      352,352      -
                                                          --------------------
                                                                      306,002 Detail
                                                          --------------------
                                                                            - Difference
                                                          --------------------